FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
     This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is executed this 17th day of December, 2007, by and between LOUDOUN LAND VENTURE LLC, a Delaware limited liability company (“Seller”), and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (“Purchaser”).
RECITALS:
     R-l Purchaser and Seller have entered into an Agreement of Purchase and Sale dated November 28, 2007 (the “Contract”), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller that certain parcel of real property located in Loudoun County, Commonwealth of Virginia, consisting of approximately 27.6177 acres of land, as more particularly described in such Contract (the “Property”);
     R-2 The Feasibility Study Period under the Contract expires on December 17, 2007 at 5:00 PM EST;
     R-3 It is the intent of Seller and Purchaser to amend the Contract to extend the Feasibility Study Period until December 21, 2007 at 5:00 PM EST.
WITNESSTH:
     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid, the mutual covenants and responsibilities reflected herein, the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:
     1. Terminology. All capitalized terms not otherwise defined herein shall have the meanings given them in the Contract
     2. Incorporation of Recitals. The recitals set forth above are incorporated herein as if set forth at length.
     3. Amendments.
     Section 12 of the Contract is hereby amended to extend the Feasibility Study Period until December 21, 2007 at 5:00 PM EST.
     4. Full Force and Effect. Except as modified herein, all of the provisions of the Contract shall remain in full force and effect as originally written.
     5. Counterpart Execution. This Amendment may be executed in multiple counterparts, all of which when taken together shall constitute one original.

     IN WITNESS WHEREOF, the parties hereto have executed or have caused to be executed under seal this Amendment as of the day and year first above written,

SELLER: LOUDOUN LAND VENTURE LLC, a Delaware limited liability company
By:	Cornerstone Real Estate Advisers LLC,
its manager

By:	/s/ Linda H. Young
Name:	Linda H. Young
Title:	Vice President

PURCHASER: NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association
By:	/s/ John T. Evans
Name:	John T. Evans
Title:	Senior Vice President

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